UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

CASELLA WASTE SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Jeffrey A. Stein Wilmer Cutler Pickering Hale and Dorr LLP 60 State Street Boston, Massachusetts 02109 (617) 526-6000	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004-2541 (202) 739-5947

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Casella Waste Systems, Inc., a Delaware corporation (“Casella” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its stockholders in connection with its 2015 Annual Meeting of Stockholders and at any and all adjournments or postponements thereof (the “2015 Annual Meeting”). Casella has not yet filed a preliminary or definitive proxy statement with the SEC in connection with its solicitation of proxies to be used at the 2015 Annual Meeting.

Press Release Issued by Casella on July 7, 2015

Attached hereto is a press release issued by Casella on July 7, 2015 announcing that the 2015 Annual Meeting will be held on Friday, November 6, 2015, at 10:00 a.m., local time, at the Killington Grand Hotel located at 228 East Mountain Road, Killington, VT 05751. The press release is being filed herewith because it may be deemed to be solicitation material in respect of the potential solicitation of proxies to be used at the 2015 Annual Meeting.

Important Additional Information And Where To Find It

Casella, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Company’s 2015 Annual Meeting of Stockholders. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise can be found in the Company’s Form 10-KT/A for the transition period from May 1, 2014 to December 31, 2014, filed with the SEC on April 30, 2015. To the extent holdings of the Company’s securities have changed since the amounts set forth in the Company’s Form 10-KT/A for the transition period from May 1, 2014 to December 31, 2014, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Casella intends to file a proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies from Casella stockholders in connection with the matters to be considered at the Company’s 2015 Annual Meeting of Stockholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement for its 2015 Annual Meeting, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED BY CASELLA WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying WHITE proxy card, and other documents filed by Casella with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of the Company’s corporate website at www.casella.com, by writing to the Company’s Corporate Secretary at Casella Waste Systems, Inc., 25 Greens Hill Lane, Rutland, VT 05701, or by calling the Company’s Corporate Secretary at (802) 772-2257.

CASELLA WASTE SYSTEMS ANNOUNCES DATE

OF ITS 2015 ANNUAL MEETING OF STOCKHOLDERS

2015 Annual Meeting to be held on November 6, 2015

Waste Management Industry Veteran James E. O’Connor Appointed to Board of Directors

RUTLAND, VT., July 7, 2015 – Casella Waste Systems, Inc. (Nasdaq: CWST) (“Casella” or the “Company”), a regional solid waste, recycling, and resource management services company, today announced that its 2015 Annual Meeting of Stockholders will be held on Friday, November 6, 2015, at 10:00 a.m., local time, at the Killington Grand Hotel located at 228 East Mountain Road, Killington, VT 05751.

The record date for determining those stockholders entitled to vote at the 2015 Annual Meeting is the close of business on September 18, 2015.

Additionally, as announced earlier today, as part of Casella’s continued commitment to recruiting new independent and highly qualified directors with strong industry experience to expand the depth and breadth of the Casella Board, Casella has appointed waste management industry veteran James E. O’Connor to the Casella Board effective July 7, 2015. Mr. O’Connor will replace current director John F. Chapple III as a Class III director who, following years of dedicated service to Casella, has chosen to retire from the Casella Board. As a Class III director, Mr. O’Connor will stand for election at Casella’s 2015 Annual Meeting of Stockholders.

With the appointment of Mr. O’Connor, the Casella Board would be composed of nine highly-qualified and experienced directors, seven of whom are independent, and boasts a broad and diverse set of skills and experiences in the areas of solid waste collection, recycling, disposal services, operations, accounting, finance, mergers and acquisitions, capital markets, capital allocation, capital structure, risk management, IT infrastructure, and strategic planning. Further to its commitment to expand the depth and breadth of the Casella Board, Casella continues to conduct productive discussions with other potential Board candidates who possess relevant industry expertise and seasoned leadership qualities.

About Casella Waste Systems, Inc.

Casella Waste Systems, Inc., headquartered in Rutland, Vermont, provides solid waste management services consisting of collection, transfer, disposal, and recycling services in the northeastern United States. For further information, investors may contact Ned Coletta, Chief Financial Officer at (802) 772-2239; media may contact Joseph Fusco, Vice President at (802) 772-2247; and anyone may visit the company’s website at http://www.casella.com.

Important Additional Information And Where To Find It

Casella, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Company’s 2015 Annual Meeting of Stockholders. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise can be found in the Company’s Form 10-KT/A for the transition period from May 1, 2014 to December 31, 2014, filed with the Securities and Exchange Commission (“SEC”) on April 30, 2015. To the extent holdings of the Company’s securities have changed since the amounts set forth in the Company’s Form 10-KT/A for the transition period from May 1, 2014 to December 31, 2014, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the

SEC’s website at www.sec.gov. Casella intends to file a proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies from Casella stockholders in connection with the matters to be considered at the Company’s 2015 Annual Meeting of Stockholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement for its 2015 Annual Meeting, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED BY CASELLA WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying WHITE proxy card, and other documents filed by Casella with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of the Company’s corporate website at www.casella.com, by writing to the Company’s Corporate Secretary at Casella Waste Systems, Inc., 25 Greens Hill Lane, Rutland, VT 05701, or by calling the Company’s Corporate Secretary at (802) 772-2257.

CONTACTS

Investors:

Ned Coletta

Chief Financial Officer

(802) 772-2239

Media:

Joseph Fusco

Vice President

(802) 772-2247

OR

Dan Gagnier/Mark Harnett

Sard Verbinnen & Co.

(212) 687-8080